 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2012

Boston Financial Qualified Housing Tax Credits L.P. V
(Exact name of registrant as specified in its charter)
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Massachusetts	0-19706	04-3054464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

   101 Arch Street, Boston, Massachusetts   02110-1106
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
(617) 439-3911

[No change]
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Boston Financial Qualified Housing Tax Credits L.P. V (the “Partnership”) was informed by Reznick Group, P.C. (“Reznick Group”), the Partnership’s independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP (“J. H. Cohn”).  In connection with the business combination, J.H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On November 6, 2012, Reznick Group resigned as the Partnership’s independent registered public accounting firm. The Partnership’s Managing General Partner, the entity performing the functions of an Audit Committee, has appointed CohnReznick as the Partnership’s independent registered public accounting firm effective November 6, 2012.

Reznick Group’s reports on the Partnership’s financial statements for the fiscal years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through November 6, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended March 31, 2012 and March 31, 2011, and the subsequent interim period through November 6, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Partnership and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group would have caused Reznick Group to make reference thereto in its reports on the Partnership’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through November 6, 2012, neither the Partnership, nor anyone on its behalf, consulted J.H. Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Partnership, and no written report or oral advice was provided to the Partnership by J.H. Cohn that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of the Reznick Group’s letter dated November 6, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit No.                      Description

16.1                      Letter to the Securities and Exchange Commission from Reznick Group, P.C. dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. V By: Arch Street VIII, Inc., its Managing General Partner

Dated: November 6, 2012	By: /s/ Kenneth J. Cutillo
Kenneth J. Cutillo President Arch Street VIII, Inc. (Chief Executive Officer)

Exhibit Index

Exhibit No.                      Description

16.1                      Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 6,
                                             2012.